Exhibit 99.1

1 Investor Day May 1, 2015

2 Welcome Susie Lisa Vice President, Investor Relations

3 Safe harbor for forward-looking statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may be identified by words like “anticipate,” “expect,” “project,” “believe,” “plan,” “estimate,” “intend” and similar words. These forward-looking statements are based on our beliefs, assumptions and estimates using information available to us at the time and are not intended to be guarantees of future events or performance. If our underlying assumptions turn out to be incorrect, or if certain risks or uncertainties materialize, actual results could differ materially from the expectations and projections expressed or implied by our forward-looking statements. Factors that may cause such differences can be found in our most recent Form 10-K and Forms 10-Q filed or to be filed with the Securities and Exchange Commission under the headings “Risk Factors” and “Safe Harbor for Forward-Looking Statements.” Accordingly, you are cautioned not to place undue reliance on any of our forward-looking statements. We disclaim any intention or obligation to publicly update or revise any forward-looking statements to reflect any change in our expectations or in events, conditions, or circumstances on which they may be based, or that may affect the likelihood that actual results will differ from those contained in the forward-looking statements.

4 Disclaimers Product Approvals This presentation includes discussion of products that have not been approved or cleared by the U.S. Food and Drug Administration (FDA) and are not available for sale in the U.S. In the U.S., the Synergy™ Stent System, Lotus™ Valve System, Vessix™ Renal Denervation System, Ingevity™ Pacing Lead, Acuity™ X4 CRT Lead, Blazer™ OI ablation catheter and Vercise™ Deep Brain Stimulation System are investigational devices and not available for sale. In the U.S., the Watchman FLX™ LAAC device, the Eluvia™ Drug Eluting SFA Stent, Polaris™ FFR, Ranger™ Paclitaxel-Coated PTA Balloon Catheter, Drug Eluting Microspheres, IntellaTip™ MiFi OI and IntellaNav™ catheters, and Precision Novi™ System are not available for sale. All future product approval and launch dates are based on estimates of completion of regulatory submissions, review and approval or clearance, as well as other business considerations. Market Estimates Unless noted otherwise, all references to market sizes, market share positions, and market growth rates are BSC internal estimates. Non-GAAP Financial Measures For reconciliations of non-GAAP financial measures used in these presentations to the most directly comparable GAAP figures, please refer to the addendum to this presentation and the Investor Relations section of our website at www.bostonscientific.com. Footnotes referenced in this presentation can be found on slides 35, 46, 58, 74, 84, 96, 109, 128, and 145.

Agenda

Time	Topic	Presenter
8:00am	**Welcome**	Susie Lisa
8:05am	**Strategic Overview**	Mike Mahoney
8:30am	**MedSurg**	Dave Pierce, Karen Prange, Maulik Nanavaty
9:10am	**MedSurg Q&A**	
9:30am	**Rhythm Management**	Joe Fitzgerald, Ken Stein, M.D.
9:55am	**Rhythm Management Q&A**	
10:20am	***Break***	
10:35am	**Cardiovascular**	Jeff Mirviss, Kevin Ballinger, Keith Dawkins, M.D.
11:05am	**Structural Heart**	Kevin Ballinger, Joe Fitzgerald, Keith Dawkins, M.D., Ken Stein, M.D.
11:30am	**Cardiovascular/SH Q&A**	Jeff Mirviss, Kevin Ballinger, Joe Fitzgerald, Keith Dawkins, M.D., Ken Stein, M.D.
12:00pm	**Financials & Operations**	Dan Brennan
12:20pm	**Q&A – All Topics**	All
12:55pm	**Wrap up**	Mike Mahoney
1:00pm	***Box lunch with management team until 1:30pm***

6 Advancing Science for Life™

7 Strategy Overview Mike Mahoney President & CEO

8 Boston Scientific: What to expect from us •Dedicated global team: Strong culture and winning spirit •Meet/exceed commitments: Achieve 2015 Investor Day goals •Compete in large global markets: Entering faster segments •Deliver meaningful innovation: Focus on category leadership •Expand globally: Creating emerging market scale, capabilities •Value Creation: Strong sales, OM expansion, differentiated EPS

9 Dedicated team: Strong culture and winning spirit caring meaningful innovation high performance diversity winning spirit global collaboration

10 Deliver on financial goals: Performance since 2012 Operational Revenue Growth Adjusted Operating Margin Adjusted EPS Growth 17.8% 18.9% 20.2% 22.25% 2012 2013 2014 2015E -2% 11% 15% 15% 2012 2013 2014 2015E 7% -3% 2% 6% 5% 2012 2013 2014 2015E 7.5% * * 4% Operational revenue growth (2015E pro forma) * Organic revenue growth *2015E represents mid-point of guidance range *Guidance midpoint ex FX of $0.965 *Guidance midpoint of $0.90 2012 pro forma for medical device tax (assumed negative impact of ~100bps)

Compete in large global markets; Entering faster segments

Boston Scientific

Business	2014 Market Size*	2014 Market Growth*	2015-2019E Market CAGR*	Faster Growth Segments
Endoscopy	$3B	+4%	+4-6%	Visualization, EUS, new therapies
Urology and Women's Health	$4B	+4%	+4-6%	Stone, BPH, ED, international
Neuromodulation	$2B	+5%	+5-7%	Pain, Deep Brain Stim., international
CRM	$10.5B	+2%	+0-2%	S-ICD/leadless systems, heart failure management
Electrophysiology	$3B	+14%	+10-15%	Atrial fibrillation, mapping & navigation
Peripheral	$4B	+4%	+4-6%	Drug-eluting technologies, atherectomy, oncology
IC (ex SH)	$8B	+1%	+0-2%	Complex PCI, IVUS / FFR, bio-resorbable stents
Structural Heart	$1.5B	+35%	+15-20%	TAVR, LAAC
WW Total	**~$35B**	**~+3-4%**	**~+3-5%**	

*Market size and growth rates at constant currency.

11

12 Focus on category leadership & global expansion Interventional Cardiology Endoscopy #2, $2,057M #1, $1,323M Peripheral Urology and Interventions Women’s Health #1, $850M #1, $535M Structural Heart Neuromodulation #2, $472M Rhythm Management CRM, Heart Failure Management, EP CRM #3, $1,912M EP #4, $227M Category position, 2014 revenue 2014 BSX total revenue $7.4B

13 Accelerate growth & diversify into new markets EXPAND into High Growth Adjacencies Grow emerging markets to 15% of revenue by 2017 DRIVE Global Expansion Adjusted operating margin target of 25% by 2017 FUND the Journey to Fuel Growth New commercial capabilities to lead for the future DEVELOP Key Capabilities STRENGTHEN Execution to Grow Share A preferred leader & gaining share in large global segments Strategic imperatives align execution

14 Innovation at Boston Scientific Products & Technologies Healthcare Solutions Culture Commercial Models

Meaningful innovation in MedSurg Urology and WH Endoscopy Neuromodulation Category leadership Advancing leadership & Leadership in pain & brings value to hospitals entering new therapies expanding into DBS Pain leadership: Urology Advanced portfolio & leadership visualization clinical programs New therapies: Primary cell & International endoscopic U/S & international expansion mucosal resection expansion Innovating in Stone China deep brain leadership expansion stimulation 15

Meaningful innovation in Rhythm Management

Boston Scientific

S-ICD™ & Leadless Technologies
Leading in SCA protection without touching the heart



S-ICD pipeline



S-ICD clinical programs



S-ICD + Leadless pacing

Core CRM & Heart Failure
Differentiated value: longevity, profile, options



Core ICD
CRT-D
Pacing



Longevity advantage



Heart failure management

Watchman™ LAAC & Electrophysiology
Innovating therapies for arrhythmias & LAAC



Watchman™
Left Atrial Appendage Closure Device
pipeline



Rhythmia™ mapping & navigation



IntellaNav™ therapeutic catheters

SCA = Sudden Cardiac Arrest

16

Meaningful innovation in Cardiovascular and Structural Heart Cardiology Structural Heart Peripheral Category leadership in Innovating & executing in Leading platforms for PAD complex coronary care fast growth market & Interventional oncology Drug-eluting DES & core PCI Lotus™ Valve technologies leadership pipeline (Stent & Balloon) PCI Guidance: Watchman™ Left Atrial Appendage Atherectomy/ IVUS & FFR Closure Device Thrombectomy imaging pipeline Complex PCI Structural Heart Interventional Total Occlusion / clinical Oncology Atherectomy programs 17

Innovation beyond products: ADVANTICS TM Solutions 18 Program Partner Performance optimization Care pathway transformation Capital financing Patient management

Markets (+0-3%): IC Core, CRM Core, Pelvic Floor Higher Growth Markets (+4-20%): Endo, PI, SCS-DBS, Urology, EP, IC Imaging, Complex PCI, LAAC, TAVR 19 Portfolio diversification: Shifting mix to faster growth segments Proportion of BSX Revenue

20 Revenue by Region 2014A 2017E Emerging Market Capabilities Expanding globally & creating emerging market scale U.S. 53% International ex EM 37% Emerging Markets 10% Emerging Markets 15% U.S. 46% International ex EM 39% •Leadership depth •Portfolio registration •New R&D capabilities •Physician training •Local partnerships •Branding +18% Y/Y +18% Y/Y = 2014A Emerging Markets constant currency revenue growth rate

21 What’s it all mean? •Consistent operational revenue growth: 8 consecutive quarters, Q2:13-Q1:15 •Differentiated adjusted operating margin expansion: - 17.8% in 2012 to 20.2% in 2014 (including 100bps med tech tax impact) •Double digit adjusted EPS growth: - +11% in 2013; +15% in in 2014 •Effective capital deployment via tuck-in acquisitions/JVs: •Improved core execution and entering fast-growing adjacencies: - Structural heart, mapping & navigation, deep brain stimulation, visualization, etc. •Enhanced global capabilities - Bard Electrophysiology - Bayer Peripheral - AMS Men’s Health & Prostate Health - Frankenman JV - Xlumena

1 Where are we going? Guidance 2015E Goals 2016E Goals 2017E Goals 2018-2019E Organic Revenue +3-5% +3-6% +3-5% +3-7% Operational Revenue +5-8% with AMS & Bayer Int. +5-9% with AMS Upside from potential M&A Adjusted Op. Margin 22.0-22.5% ~150 bps 25%+ 50-100bps annually Adjusted EPS $0.88-0.92 +5%-10% +13%-17% ex FX target double digit growth ex-FX Mid-single digit growth company with differentiated margin expansion, driving double-digit adjusted EPS growth (excluding FX) 22 2 Enhancing our TAVR competitiveness long term Lotus (Gen 2) •Stable hemodynamics •Excellent PVL rates •Precise placement •Full recapturability •23, 25, 27 mm •Lower valve height •Further profile reduction •Simplified procedure •Expanded indications •Improved delivery •Smaller vessel access •New introducer sheath •Fewer procedural steps •21, 23, 25, 27, 29 mm Lotus NG System (Gen 3) Lotus Future (Gen 4) Simplify procedure, enhance device performance, expand indications 119

23 Boston Scientific: What to expect from us •Dedicated global team: Strong culture and winning spirit •Meet/exceed commitments: Achieve 2015 Investor Day goals •Compete in large global markets: Entering faster segments •Deliver meaningful innovation: Focus on category leadership •Expand globally: Creating emerging market scale, capabilities •Value Creation: Strong sales, OM expansion, differentiated EPS

24 MedSurg Endoscopy Dave Pierce Senior Vice President and President, Endoscopy

World leader in Endoscopy

Boston Scientific

Market Factors

- Global expansion
- Demographics
- Early intervention
- Single use



BSX Growth Drivers

- Direct visualization: Spyglass™ DS System
- Emerging therapies:
  - Endoscopic Ultrasound (EUS)
  - Tissue resection
- China expansion: Frankenman JV

2015-19 est. CAGR +4-6%

2014	Market		BSX	
	Size	Growth	Share Position	Growth*
	~$3B	+4%	#1	+5%

*Growth in constant currency.

25

Large growing markets with significant unmet needs Pancreatico-biliary Nutritional GI Cancers GI Bleeding Pulmonary Disease Support 20% 14% 10% 7% ~20% of all newly of adults worldwide mortality rate with of adults over age of annual cancer diagnosed cancers are affected by upper and lower 65 worldwide deaths worldwide worldwide gallstone disease2 GI bleeds require enteral are caused by are GI cancers1 Worldwide3 feeding support4 lung cancer5 Pancreatico- biliary Nutritional GI Cancers GI Bleeding Pulmonary Disease Support Market Size $960M $760M $380M $460M $80M 2014 Growth 4% 5% 6% 1% 7% 26

Endoscopy vision 2020 • Same day diagnosis results in rapid care delivery preventing disease progression and reducing patient worry • Early intervention via minimally invasive procedures eliminates costly surgery and improves recovery time • Innovative biliary access technology reduces fluoroscopy and radiation exposure for patient and physician • BSC is an indispensable partner providing innovative solutions that improve outcomes and efficiency 27

Broad portfolio of innovative solutions Pancreatico- biliary Nutritional GI cancers GI bleeding Pulmonary disease support Bronchial thermoplasty Tissue resection Therapeutic EUS Clips Enteral access GI tissue acquisition Airway stents Closure devices Digital imaging Alternate channel Endoscopic Improved stenting Pancreatic therapies Advanced hemostasis bronchial ultrasound 28

SpyGlass™ DS System: Direct visualization = More effective treatment of P-B disease • Key enabling technology in $760M pancreatico-biliary market; 1M+ ERCPs annually • Innovative system enables visually guided therapy of the pancreatic and biliary system • Helps with diagnostic accuracy & stone clearance • Offers significant operational improvements with improved resolution and set-up vs. prior system • Potential for material economic benefits for the health system by reducing unnecessary ERCPs P-B = pancreatico-biliary ERCP = endoscopic retrograde cholangiopancreatography 29

30 1 2 3 Endoscopic Ultrasound (EUS) therapeutics Axios™ stent for pancreatico-biliary disease •Xlumena acquisition augments BSX’s leading EUS portfolio •High growth segment of pancreatico-biliary market; 50%+ CAGR 2015-2019E •EUS-guided devices provide minimally invasive alternatives to surgery with potential to lower costs, improve outcomes •Axios™ stent & delivery system – first stent designed for EUS-guided transluminal therapy

31 Endoscopic Mucosal Resection (EMR) Captivator™ EMR: minimally invasive alternative to esophagectomy Endoscopic view of Captivator™ EMR •High growth, early stage platform technology •Initially targeting esophageal cancer (400K fatalities annually WW) •Other GI tract cancers to follow •EMR is a minimally invasive, early treatment option for removal of pre-cancerous tissue •Unique, differentiated technology with excellent visualization •Designed to improve physician control of band deployment •Expedites both visualization and pathology

Frankenman JV driving global expansion Company overview • Local market leader in China: surgical staplers Strategic Rationale • Platform to expand Endo biliary portfolio in China Opportunity • 1M+ bile duct stone procedures done by surgeons • Endoscopy = less invasive way to examine the liver, bile ducts and pancreas • Allows BSX to partner with Frankenman’s established surgeon call point • Will help BSX assess and train surgeons on endoscopic procedures 32

Offering solutions across the care continuum Early intervention Treatment Monitoring Awareness Diagnosis Behavioral Medical Interventional Discharge Behavior Lab efficiency: Supply chain Patient monitoring and workflow Awareness & access to care Pre-procedure patient management Health economics and reimbursement Benchmarking services Awareness and early detection Equipment Procedural Disease management patient education Services patient education Patient education 2015: Focus on Solutions pilots 33

Endo: A strong long-term market opportunity • Strong sector with exciting outlook • BSX the clear market leader: deep portfolio, multiple platforms – Continue to innovate in the core – Expand into adjacent therapies: • Endoscopic UltraSound (EUS) • Tissue resection (Endoscopic Mucosal Resection, EMR) – Solutions across the care continuum • Accelerate global expansion in high-potential regions 34

35 References Slide 2: 1.  Growth in constant currency. For reconciliations of non-GAAP financial measures to the most directly comparable GAAP figures, please refer to the Investor Relations section of our website at www.bostonscientific.com Slide 3: Note: These are BSC existing served markets and identified growth markets. 1. OSU CCC & Cancer Journal For Clinicians 2. World Health Organization (WHO) Statistics 3. World Health Organization and CURE Group 4. BSC market research 5. World Health Organization (WHO) Statistics Slide 5: Note: These are BSC existing served markets and identified growth markets.

36 MedSurg Urology and Women’s Health Karen Prange Senior Vice President and President, Urology and Women’s Health

37 Urology and Women’s Health ready for next phase 2014 Market BSX Size Growth Share Position Growth* $4B +4% #1 +5% •Aging population •Global expansion •Obesity & diabetes Market Factors •Category leadership •International expansion •AMS growth •Women’s health: Symphion™ Tissue Resection System BSX Growth Drivers 2015-19 est. CAGR +4-6% Pro forma for AMS Men’s Health and Prostate Health; growth in constant currency

Diverse range of high prevalence urological conditions

Boston Scientific

Stone Disease	Erectile Dysfunction (ED) and Urinary Incontinence	Enlarged Prostate	Pelvic Floor Disease	Abnormal Uterine Bleeding/Fibroid



Stones in ureter
Bladder
Kidney









9%
of U.S. population affected by kidney stone disease[1]

10M
men worldwide impacted by urinary incontinence[2]

50%
of U.S. men over the age of 50 are affected by BPH[3]

11%
lifetime risk of prolapse & stress urinary incontinence surgery by age 80 in the U.S.[4]

1 in 3
of outpatient visits to gynecologist due to AUB[5]

	Stone Disease	Erectile Dysfunction (ED) and Urinary Incontinence	Enlarged Prostate	Pelvic Floor Disease	Abnormal Uterine Bleeding/Fibroid
Market Size*	$980M	$360M	$240M	$490M	$450M
2014 Growth	+4%-6%	+2-3%	+3-5%	-3% to -6%	+0-3%

38 *Excludes estimated $2B market in scopes, overactive bladder, and oncology (prostate cancer).

Leading technology solutions across the category

Boston Scientific

Stone Disease
#1



Stone Retrieval



Laser fibers



Stents



Guidewires

ED and Urinary Incontinence
#1



AMS 800™
Inflatable Penile Prosthesis



AMS 700™
Inflatable Penile Prosthesis



AdVance™
Male Sling System

Enlarged Prostate
#1



Greenlight XPS™ and HPS™
Laser Therapy System



Moxy™ Fiber

Pelvic Floor Disease
#1-2



Uphold™ LITE System



Midurethral Slings



Capio™ Suturing Device

Abnormal uterine bleeding



Symphion™ System
for hysteroscopic tissue removal



Genesys HTA™
Ablation for abnormal uterine bleeding

39

 AMS deal strengthens Urology leadership Attractive Market Strategically compelling for •$4B growing mid-single digits overall BSC • Large unmet patient needs, •Drives portfolio diversification particularly internationally •Furthers goal of category leadership in each of our businesses Leadership Position • Creates nearly $1B market leader Customer feedback very • Leadership positions across 5 major positive globally segments: 1. Erectile dysfunction 2. Male urinary incontinence 3. BPH therapies 4. Stone management 5. Pelvic floor 40

AMS deal strengthens Urology leadership 41

Driving international expansion Tailored Commercial Models Market Development Investments 21% YoY International Growth Europe Targeted headcount expansion BRIC 3 countries launched in last 3 years 400+ product releases over two years (4x normal rate) 700+ Surgeons trained over last 18 months (10x normal rate) 2014 Revenue Mix International Domestic 33% 67% 2011 Revenue Mix International Domestic 24% 76%  42

Symphion™ System New vision for hysteroscopic tissue removal The Symphion™ System is the only minimally invasive solution to include three breakthrough innovations that work as one. CONDUCT TISSUE REMOVAL IN Self-contained, recirculating fluid management Volumetrically limits fluid overload Internal uterine pressure monitoring Continuous visualization without cavity collapse Bladeless resection Efficient and effective tissue removal Breakthrough innovation in one, integrated system 43

New solutions drive value across the patient pathway Discovery Treatment Resolution Awareness Diagnosis Behavioral Medical Interventional Discharge Behavior Portfolio Breadth & Patient Education Clinician Training Patient Management Product Value Ureteral Stent Tracker • Electronic, mobile platform for HCPs to track stent placements • 13% of time, stents are forgotten • Reduces risk of infection and additional procedures In partnership with 44

Outlook for significant opportunity in UroWH •Creates ~$1B revenue category leader in $4B Urology market –Stone mgmt., erectile dysfunction, urinary incontinence, BPH, pelvic floor •Poised to unlock the value of AMS –Continue to innovate and grow legacy –Deliver on synergy target of $50M+ by end of 2018 •OUS expansion and growth will be a key driver –Product registrations –Training physicians –Investing in the Emerging Markets •Innovative technologies for Women’s Health high growth segments 45

References Slide 2: 1.Growth in constant currency. For reconciliations of non-GAAP financial measures to the most directly comparable GAAP figures, please refer to the Investor Relations section of our website at www.bostonscientific.com Slide 3: 1.Scales, Charles D., et. al. Prevalence of Kidney Stones in the United States. European Urology, 62 (2012), p 160-165. 2.Irwin C, Kopp Z, Agatep B, Milsom I, Abrams P. Worldwide prevalence estimates of lower urinary tract symptoms, overactive bladder, urinary incontinence and bladder outlet obstruction. BJU Int. 2011;108:1134. 3.American Journal of Managed Care. 2006 Apr; 12 (5 Suppl): S122-8. 4.Olsen AL, Smith VJ, Bergstrom JO, Colling JC, Clark AL (1997) Epidemiology of surgically managed pelvic organ prolapse and urinary incontinence. Obstet Gynecol 89(4):501-506. 5.Kaunitz, Andrew, Approach to abnormal uterine bleeding in non-pregnant reproductive age women, www.uptodate.com, 2015. 46

MedSurg Neuromodulation Maulik Nanavaty Senior Vice President and President, Neuromodulation

Highly underpenetrated market, rapidly evolving technology Market Factors Highly underpenetrated market •Evolving technology •Unmet clinical needs •Patient awareness •Global expansion BSX Growth Drivers Spectra platform success: •Illumina 3D™ neural targeting algorithm •Real-world clinical data •CoverEdge™ 32 paddle •Primary Cell: Novi™ •Alternative waveforms •International expansion •DBS franchise 2014 SCS DBS Market Size Growth BSX Share Growth* $1.5B 3% #2 3%  $0.5B 10% #3 >100% 15%*Growth in constant currency. 48

SCS addresses large unmet clinical need in pain; DBS for Parkinson’s disease Chronic Pain Parkinson’s Disease 33% of the population in the U.S. suffers from some form of chronic pain, making chronic pain the single largest cause of adult disability1 1% of the population over the age of 60 are affected by Parkinson’s disease, contributing to a total of 7 to 10 million sufferers worldwide. This is a greater incidence than ALS, multiple sclerosis and muscular dystrophy combined 2 49

Precision Spectra™ technology advantages driving significant share gains BSX SCS: U.S. revenue $ Millions 450 300 150 0 +11% CAGR Pre-Spectra (2012) Post-Spectra (2014) Spectra drove ~5 pts U.S. share gain •Meaningful real-world clinical data •Illumina 3D™ neural targeting algorithm •32 contacts: –industry-leading coverage & flexibility Spectra platform to drive future expansion 50

SCS portfolio pipeline builds off Precision Spectra™ platform

2012-2014



Precision Spectra

- Illumina 3D™ neural targeting algorithm
- CoverEdge™ 32 contact paddle
- MultiWave™ Platform

2015-2019



Precision Spectra Real World Outcomes

- 12-month low back data
- RELIEF registry



Boston Scientific
PRECISION NOVI

Increased Access to Therapy

- Precision Novi™
- MRI label expansion



Advanced Research Program

- Alternative waveforms
  - ACCELERATE trial
  - WHISPER trial

51

Illumina 3D™ neural targeting algorithm: Leading in SCS by recruiting the right neural target Proprietary Neural Targeting Algorithm Input Actual Lead Location Variety of Waveforms Central Point of Stimulation Algorithm-based field shaping Point-and-click simplicity Waveform flexibility Optimized outcomes 52

Illumina 3D™ neural targeting algorithm: Outcomes in real world low back pain patients Low Back Subset Numeric Rating Scale (NRS) 1 2 3 4 5 6 7 8 9 10 0 7.21 = 4.04 (p < 0.0001)  3.51 3.07 3.17 Baseline (N=89) 3 Mos (N=76) 6 Mos (N=74) 12 Mos (N=73) ALL PATIENTS SEVERE PATIENTS BASELINE NRS > 8) 8.60 = 5.73 (p < 0.0001) 3.51 3.05 2.87 Baseline (N=49) 3 Mos (N=43) 6 Mos (N=42) 12 Mos (N=41) Highly significant low back pain relief maintained out to 12 months post-implant •71% responder rate (> 50% NRS reduction) •Similar outcomes for overall pain •13-site, all-comer observational study; 213 consecutive Precision Spectra™ patients 53

Precision Spectra™ drives significantly greater pain relief in real world outcomes than Precision Plus™ Significant difference in responder rate between Precision Spectra and Precision Plus patients 1 Responder Rate (>50% NRS reduction) OVERALL PAIN at 12 months LEG PAIN at 12 months BACK PAIN at 12 months 54

Precision Novi™: Most advanced primary cell on the market •$200M+ international primary cell (PC) market •Illumina 3D™ neural targeting algorithm in a PC •Smallest, thinnest 16 contact PC available today •EU launch expected H2:15 •Global launch expected H2:16 55

 Differentiated Vercise™ Deep Brain Stimulation platform with strong pipeline, innovative commercial partnership Vercise Clinical Outcomes •VANTAGE Study •62% improvement in motor function at 12 months post-implant1 •CUSTOM-DBS •DBS Registry •INTREPID US trial on track Portfolio Pipeline •Directional lead •Next-gen GUIDE visualization software •MRI compatibility Strategic partnerships •Brainlab commercial partnership Mean UPDRS III Scores (Meds Off) 0 10 20 30 40 50 BaselineWeek 12 Week 26 Week 5237.415.013.513.7N=40N=40N=38N=39Vercise •Superior programming and GUIDE™ visualization software •8 contact lead •Parkinson’s, dystonia, essential tremor indications (EU) 2012-2014 2015-2019 56

BSX is well positioned for long-term leadership in Neuromodulation Neuromodulation is an underpenetrated and high-growth market •Precision Spectra™: technology to sustain market leadership –Proprietary Illumina 3D™ neural targeting algorithm –Most flexible platform •Precision Novi™ is the most advanced Primary Cell system –New market to BSX and will drive global expansion •Vercise™ DBS franchise poised for growth –Superior programming –Strong clinical data –Innovative commercial partnership with Brainlab 57

References Slide 2: 1.Growth in constant currency. For reconciliations of non-GAAP financial measures to the most directly comparable GAAP figures, please refer to the Investor Relations section of our website at www.bostonscientific.com Slide 3: 1.Source: Institute of Medicine American Chronic Pain Association. 2. Source: Parkinson’s Disease Foundation Slide 5: 1. MRI label expansion – under development. Not available for use or sale worldwide. Slide 8: 1.Spectra cohort compared to consecutive Precision Plus patients previously implanted at the same site. Precision Spectra data from multicenter observational study of real-world Precision Spectra clinical outcomes (Hayek et al. NANS 2014). Precision Plus data from 61 patients at 5 of the 13 US Precision Spectra centers (data pending from remaining 8 centers). Slide 10: 1.Presented at 2014 Annual Meeting of the International Parkinson and Movement Disorders Society, June 2014 2.Portfolio pipeline products – devices under development. Not available for use or sale worldwide. 58

Rhythm Management Cardiac Rhythm Management Joe Fitzgerald Executive Vice President and President, Rhythm Management

CRM: Positioned to continue to take market share

Boston Scientific

Market Factors

- Aging population
- Unmet needs; e.g., heart failure
- Disruptive technology
- Increased global penetration



Growth Drivers

- Core CRM cadence & innovation
- S-ICD™ System technology & clinical science
- Extensible leadless pacemaker platform

2015-19 est. CAGR: +0-2%

	Market		BSX	
2014	Size	Growth	Share Position	Growth*
	$10.5B	+2%	#3	+2%

60

*Growth in constant currency.

Solid 2014 gains in large established market Bradycardia Sudden Cardiac Arrest (SCA) Heart failure >2M with slow rhythms in the U.S. alone1 >1M at risk of sudden death in the U.S. alone2 >5M diagnosed with heart failure in the U.S. Bradycardia Sudden Cardiac Arrest & Heart failure Market Size $4.2B* $6.3B 2014 Growth +6% flat *Includes Implantable Loop Recorders as a sub-segment of the Brady pacing market. Ex ILRs, 2014 Brady pacing market flat Y/Y. 61

Near-term CRM portfolio: Strong cadence built upon longevity & lead reliability advantage 2015E 2016E 2017E EMBLEM™ S-ICD BRADY MRI X4™ SYSTEM + QUAD LEADS ICD/CRT-D MRI EMBLEM™ MRI S-ICD LATITUDE Vision™ (next gen programmer) 62

Broad range of CRM technology solutions: Distinct competitive positioning

Boston Scientific

Bradycardia



- New Brady platforms
- INGEVITY™ leads
- MRI compatibility
- Remote monitoring
- Wireless (RF)

Sudden Cardiac Arrest



ENDURALIFE™
Battery Technology

- New TV-ICD platforms
- S-ICD™ System / EMBLEM™ S-ICD System
- MRI compatibility
- EnduraLife™ battery technology
- World's smallest device

Heart Failure



- New CRT platforms
- ACUITY™ X4 leads
- MRI compatibility
- EnduraLife™ battery technology
- World's smallest device

63

High Voltage longevity advantage: Clinical and economic data driving penetration Program began 2002, launched 2008 •7+ years of implant data •Smallest size with nearly 2x battery capacity of leading competitor •4 recent studies with >4,400 patients confirm advantage1,2,3,4 •Also confirmed by Product Performance Report comparisons5 •Projected longevity validated by >100K patients in LATITUDE 6 64

ICD & CRT-D MRI program: Pursuing de novo and replacement labeling Devices & leads Features & timing 1.5 T full-body MRI scans •MRI mode with auto time-out •De novo & prior implants: •All current devices (MINI & EL ICDs) •X4 CRT-Ds •RELIANCE™ 4Front & 4Site ICD leads (DF4) •ACUITY™ X4 quad LV lead •INGEVITY™ pacing lead •FINELINE™ II pacing lead (EU & JP) •Expected Timing: •H2:15 E.U. •H1:16 Japan •2017 U.S. 65

EMBLEM™ S-ICD System: Protection without touching the heart Now CE Marked and FDA approved •Expected launch May 2015 EU and Q3:15 U.S. •20% thinner, 40% longer lasting, LATITUDE™-enabled Exceeded 2014 expectations in E.U. and U.S. •Newly published long-term data demonstrate reduced complications with similar efficacy 1 New data sets at HRS 2015, including effective use in broader transvenous ICD population •Launching UNTOUCHED registry to study all-cause complications in primary prevention, low EF population 66

Framing the S-ICD™ System market opportunity: Protection without touching the heart Favors S-ICD Spectrum of device selection Favors TV-ICD S-ICD only S-ICD preferred Mainstream High future pacing risk TV-ICD Only Venous access •Inherited diseases •High risk TV-ICD replacements Favors S-ICD: •High risk lead complication •High risk systemic infection •Low future pacing risk •Recurrent symptomatic MVT •VVI support pacing •CRT upgrade •CRT •Dual chamber pacing 67

Executing on S-ICD™ System programs: Protection without touching the heart

Boston Scientific

Favors S-ICD… **Spectrum of device selection** …Favors TV-ICD

S-ICD only	S-ICD preferred	Mainstream	High future pacing risk	TV-ICD only
• Venous access	• Inherited diseases • High risk TV-ICD replacements	*Favors S-ICD:* • High risk lead complication • High risk systemic infection • Low future pacing risk	• Recurrent symptomatic MVT • VVI support pacing • CRT upgrade	• CRT • Dual chamber pacing

1 Technology leadership



Gen 1



EMBLEM™ S-ICD System



LATITUDE™ NXT Patient Management





Automated Screening



EMBLEM PACE S-ICD System
- *ATP*
- *VVI pacing*



EMBLEM EDGE S-ICD System

2 Clinical science and publications

Heart Rhythm Society

23 abstract/posters/sessions (HRS 2015)

PRAETORIAN (comparison to TV-ICD performance)

UNTOUCHED Study (1° prev, low EF)

Randomized TV-ICD ATP study

Publication of long term safety and efficacy data from IDE/EFFORTLESS cohorts

US PAS (tracking real-world performance)

3 Expanded commercial coverage

>170 million covered lives[1]

TRICARE

Cigna

aetna

68

S-ICD™ System: More than 6,800 patients being evaluated in 18 clinical studies

Boston Scientific

	Non-randomized				Randomized (S-ICD vs. TV-ICD)	
	IDE, EFFORTLESS, pooled analysis	U.S. post-approval	UNTOUCHED	Investigator sponsored	PRAETORIAN	Investigator sponsored
All comers	✓ • EFFORTLESS Registry primary outcomes • Pooled analysis • QoL	✓		✓ Screening (Knight)	✓ ICD related adverse events	
1° prev, low EF	✓ 1° prev, low EF subset	✓ Subset analysis	✓ Freedom from all-cause shocks, 30-day complications vs. MADIT RIT control			
High risk*	✓ TV replacement analysis	✓ Dialysis sub-study		✓ TV-lead complications (Koneru, etc.)		✓ Post-infection (Maytin)
Inherited conditions	✓ • HCM subset analysis • Congenital subset analysis • Long-QT subset analysis	✓ Subset analysis		✓ • HCM defib testing (Cecchi) • HCM screening (Lambiase)		✓ Brugada (Probst)

*High risk of future lead complication and/or infection

Evidence building to support adoption in "mainstream" primary prevention

69

Leadless pacemaker platform Tip extension Tip deflection Program Goals •Paired with S-ICD™ (ATP) •Single chamber •Dual chamber & CRT applications pending Key Features •Fixation / rate response •Delivery system with atraumatic tip •Communication (S-ICD) Status •Development phase •Clinical planning S-ICD™ System & VVIR development complete 2016E 70

HeartLogic™ – Diagnostic monitoring portfolio Wearable sensors CRM device-based sensors Stand-alone implantable Investment in Sensible Medical; developing non-invasive, direct lung fluid measurement •Targeted for discharge and chronic HF home monitoring Sensors and algorithms in new and historical implants •Multiple inputs to improve sensitivity & specificity regarding HF decompensation Cardiac arrhythmia (AFib) diagnostic platform differentiated on data management, workflow •Extensibility to broader diagnostic monitoring HF solutions for in-patient, readmissions and chronic disease management 71

Major contributors for overall RM margin expansion 2015 - 2017

Rhythm Management Adjusted OM



20%+
13.4%
10.3%
2013A
2014A
2017E

Drivers Going Forward

- **Gross Margin (~400 bps)**
  - 5-10% annual standard cost reductions
  - New platform launches
    - EMBLEM™ S-ICD
    - ACCOLADE™ pacemakers
    - New EP catheters
  - Plant network optimization
    - EP manufacturing from Northern California to Costa Rica
    - Completed by end of 2015
- **Operating Expenses (~300 bps)**
  - SG&A and R&D productivity
    - CRM & EP integration synergies
    - Leverage in EP
    - Improved R&D productivity
    - Ongoing optimization efforts

72

 CRM positioned for above-market growth • Core CRM well-positioned to take share – Leveraged by growing EnduraLife™ battery technology experience/data • High-voltage replacement headwinds abate by year-end 2017 – CRT-D: YE 2016; ICD: YE 2017 • Entirely refreshed CRM portfolio – Quad (X4), Wireless (RF), remote monitoring, new leads, MRI compatibility • Core CRM operating margin expansion driving RM performance • Well positioned to leverage broad and growing RM portfolio – Core CRM, S-ICD™ System, Watchman™ Device, Rhythmia™ System 73

Footnotes Slide 2: 1.Growth in constant currency. For reconciliations of non-GAAP financial measures to the most directly comparable GAAP figures, please refer to the Investor Relations section of our website at www.bostonscientific.com Slide 3: 1.BSC estimates 2.Yancy, C., Circulation AHA 4/7/08. (online before print) Slide 6: 1.Ellis C, Markus T, Dickerman D, Orton J, Hassan S, Good E, Okabe T, Greenspon A. Ampere Hour as a Predictor of CRT ICD Pulse Generator Longevity: A Multi-Center Study. Presented at HFSA 2014. http://www.onlinejcf.com/article/S1071-9164(14)00337-6/fulltext. Ampere Hour (Ah) as a Predictor of CRT ICD Pulse Generator Battery Longevity Study. The five major institutions performing the study include, at Vanderbilt University, Eastside Cardiovascular Medicine, University of Michigan, Thomas Jefferson University, Robert Wood Johnson University Hospital, Cooper Health System and North Ohio Research. Boston Scientific = 173 patients, Medtronic = 587 patients, St. Jude Medical = 153 patients. Survival rate calculated using device replacements for battery depletion as indicated by ERI. 2.J. Williams, R. Stevenson. Contemporary cardiac resynchronization implantable cardioverter defibrillator battery longevity in a community hospital heart failure cohort. Presented at HFSA 2014. http://www.onlinejcf.com/article/S1071-9164(14)00389-3/fulltext. Boston Scientific = 53 patients, Medtronic = 28 patients, St. Jude Medical = 10 patients. Survival rate calculated using device replacements for battery depletion as indicated by ERI. 3.Haarbo J, Hjortshoj S, Johansen J, Jorgensen O, Nielsen J, Petersen H. Device Longevity in Cardiac Resynchronization Therapy Implantable Cardioverter Defibrillators Differs Between Manufacturers: Data from the Danish ICD Registry. Presented at HRS 2014. http://ondemand.hrsonline.org/common/presentation-detail.aspx/15/35/1241/9000. Boston Scientific = 136 patients, Medtronic = 651 patients, St. Jude Medical = 1,587 patients, Bitronik = 369 patients. Time to exchange of the device because of battery depletion or device failure recorded in the Danish ICD Registry was the endpoint. 4.Alam M, Munir B, Rattan R, Flanigan S, Adelstein E, Jan S, Saba S. Battery Longevity in Cardiac Resynchronization Therapy Defibrillators. 2013; Europace (2013) doi: 10.1093/europace/eut301. First published online: October 6, 2013. Kaplan Meier curves depicting survival of CRT devices free from battery depletion by device manufacturer. Battery Longevity in Cardiac Medtronic = 416 patients, Boston Scientific = 173 patients, St. Jude Medical = 57 patients. Survival rate calculated using device replacements for battery depletion as indicated by ERI. 5.Boston Scientific CRM Product Performance Report, Data on file. Medtronic CRM Product Performance Report, C154DWK Concerto CRT-D DR, 2014 CDRM Product Performance eSource, data August 3, 2014. Medtronic CRM Product Performance Report, D224TRK Consulta CRT-D, 2014 CDRM Product Performance eSource, data August 3, 2014. St. Jude Medical Product Performance Report, Promote RF CRT-D, 60061673 REV_A, page 38, Last updated May 5, 2014. 6.Not intended to replace longevity estimates found in labeling. Analysis of LATITUDE Patient Management system data (data on file): From oldest 1000 VR, DR and 999 CRT-Ds as of October 2013. This distributions may be different than later groups. Data on file. Individual symptoms, situations, circumstances and results vary. This information is not intended to be used for medical diagnosis or treatment or as a substitute for medical advice. Device programming was determined by physicians. Accordingly, the aggregate average represents a mean value that is based upon real-world programming. The data reflect projected longevities based upon parameter settings, rather than observed performance. This information is a defined data set and could change in the future. The low variability may be the result of the devices still being quite young. As the devices continue to age, patient differences in pacing and other factors may cause greater variability in the Approximate Time to Explant. The LATITUDE data are assumed to be representative of the general patient population. The distribution is non-normal; therefore the standard deviation must be interpreted with care. It may not necessarily be true that ~ 95% of the data lie within standard deviations of the mean, ~99.7% within three, etc. Slide 8: 1.Burke M., et al., Safety and efficacy of a totally subcutaneous implantable defibrillator: 2-year results from a pooled analysis of the IDE Study and EFFORTLESS Registry. JACC 2015. Online April 2015. Slide 10: 1.Data on file with BSC. 74

Rhythm Management Electrophysiology Joe Fitzgerald Executive Vice President and President, Rhythm Management

Electrophysiology: Building a base for success

Boston Scientific

Market Factors

- Demographics
- Improved diagnoses
- New therapy options



BSX Growth Drivers

- Rhythmia™ Mapping System capabilities
- IntellaTip MiFi™ XP & IntellaNav™ therapeutic catheters

2014-19 est. CAGR +10-15%

2014	Market		BSX	
	Size	Growth	Share Position	Growth*
	$3B	+14%	#4	+48% (includes Bard EP)

76

*Growth in constant currency.

Large and growing clinical need

Boston Scientific

DIAGNOSING & TREATING Arrhythmias	VISUALIZING Cardiac Anatomy	TREATING Common Atrial Arrhythmias	TREATING Atrial Fibrillation	TREATING Ventricular Tachycardias
$3B WW EP Market	~$400M	~$1.1B	~$1.2B	~$300M







~500k	~65%	7%	17%	10%
EP catheter procedures 2014 worldwide[1]	of all ablation cases worldwide are done with aid of mapping and navigation[2]	expected procedural growth rate[3]	expected procedural growth rate[4]	expected procedural growth rate[5]

77

Portfolio of solutions enables comprehensive catheter and lab systems bundle   Full suite of diagnostic Full suite of navigation- Mapping, navigation and catheters and accessories enabled ablation catheters recording systems  Rhythmia™ Medical Mapping & Navigation System  Fixed-curve & steerable catheters  LabSystem PRO™ Recording System  IntellaMap Orion™ Mapping Catheter Ultra ICE™ Catheter iLab™ Systems  78

Key RF ablation catheter segments:  Active BSX programs in all major categories   Work horse  Proprietary, navigation- Advanced ablation catheter categories enabled enhancements ablation catheter categories  IntellaTip MiFi™ OI Ablation Catheter Blazer™ Catheter family  Standard - 4mm  Micro electrodes Addition of magnetic Large tip – 8 & 10mm sensors to enable Contact or force enhanced visualization Cooled – open & closed Lesion assessment  79

Rhythmia™Mapping System and IntellaNav™: Innovation to drive share gains  Rhythmia Mapping System   • High-density cardiac maps  • Continuous and contiguous mapping  • Highly accurate annotation (software automated)  • Efficient, rapid map & re-map process  • Orion™ 64 electrode mapping catheter  • Open and closed architecture  Launch Update  • >20 global sites on 3 continents  • >600 successful ablation cases  • Wide range of cases (AF / SVT / VT)  • Confirmation of all system features  80

Spotlight on Rhythmia™ Mapping System 81

Expected key product launches to accelerate growth H2:2015 H1:2016 H2:2016 Blazer™ Open Irrigated Ablation Catheter Rhythmia™software releases IntellaNav™ Ablation Catheters 82

Building a base for EP success • Emerging portfolio of novel technologies and platforms • Rhythmia™ Mapping and Navigation System the foundation” for pull-through of other products and mindshare with key opinion leaders • U.S. approval of Blazer™ Open Irrigated (H1:16E) is key to our product evolution and next generation approval cycles in the U.S. market • Global conversion to IntellaNav™ Ablation Catheters (most major platforms) improves and expands Rhythmia™ System adoption • Large CRM + EP commercial & customer synergies as we evolve our Rhythm Management organization • Plant network optimization to drive EP operating margin improvement 83

References  Slide 18:  1. Growth in constant currency.  For reconciliations of non-GAAP financial measures to the most directly comparable GAAP figures, please refer to the Investor Relations section of our website at www.bostonscientific.com  2. Source: BSC Internal Estimates  Slide 19:  1. 2015 MRG Reports; Image source: www.standard.g2i.co.kr 10Dec2012  2. Internal estimates; Image source: www.fastcompany.com 10Dec2012  3. 2015 MRG Reports; Image source: www.bem.fi/book/19/19.htm 10Dec2012  4. 2015 MRG Reports; Image source: www.bem.fi/book/19/19.htm 10Dec2012  5. 2015 MRG Reports; Image source: www.bem.fi/book/19/19.htm 10Dec2012  84

Cardiovascular Peripheral Interventions Jeff Mirviss Senior Vice President and President, Peripheral Interventions

Peripheral Interventions:  Peripheral vascular and interventional oncology    BSX Growth Market Factors    Drivers • Aging population • Drug-eluting • Under-diagnosed technologies and under-treated • Clot management patient populations   • Interventional • Heterogeneity of    oncology disease  • Room to innovate • Renal denervation Market BSX 2014 Size1 Growth Share Position Growth*  +7% $4B +4% #1   (Including Bayer) *Growth in constant currency.  86 2015-19 est. CAGR +4-6%

Peripheral Interventions: Unmet clinical needs

Boston Scientific

Peripheral Vascular Disease	Deep Vein Thrombosis & Pulmonary Embolism	Interventional Oncology	Hypertension




THROMBOSIS
thrombus formation





>200M people worldwide have peripheral artery disease[1]

~1.5M cases of DVT & PE in the United States and Europe Annually[2,3]

>700K people worldwide are diagnosed with liver cancer each year[4]

>25% of adults in developed societies are affected by hypertension[5]

	Peripheral Vascular Disease	Deep Vein Thrombosis & Pulmonary Embolism	Interventional Oncology	Hypertension
Market Size	~$3.5B	~$500M	~$1.5B	~$50m
2014 Growth	+4%-5%	+5%-6%	+5%-6%	–

87

Broad array of technology solutions

Boston Scientific

Peripheral Vascular Disease


PTA balloons


Stents


DCB


DES


Atherectomy


Cutting balloon


Crossing


Guidewires


Carotid stents


Guidesheaths

Deep Vein Thrombosis


Thrombectomy


Vena Cava filters

Interventional Oncology


Detachable & pushable embolization coils


Microcatheters & guidewires


Tumor ablation


Embolic particles


Drainage catheters

Hypertension



Vessix™ Renal Denervation System

88

Eluvia™ Drug-Eluting SFA Stent: A new standard for the SFA  Eluvia™ Drug-Eluting SFA Stent  For perspective, patency results on existing treatment modalities are provided below:*  • POBA: 40-50%  • BMS: 70-80%  • DCB: 75-80%  • Competitor DES: 83%  • Eluvia: 90%+  • MAJESTIC Trial: 94.4% primary patency at 9 months  • Paclitaxel: Drug of choice for peripheral vasculature  • Promus Premier™ polymer: proven biocompatibility and safety on coronary stents  • Contemporary stent design: Innova™ platform purpose-built for SFA environment  • Global IDE to begin enrollment H2:15E  89 * Results from different clinical investigations are not directly comparable. Information provided for educational purposes only.

Drug-coated balloons:  Improving patency in the lower limbs  Compelling portfolio of state-of-the-art technologies  C.R. Bard  Ranger™ DCB DCB BTK Lutonix® 035 DCB1 • Predictable drug transfer • Exceptional safety profile • Significant unmet clinical need  • Extremely low particulates • First DCB in U.S. Market • Longer, more calcified lesions  • CE Mark / launched 2014 • Atherectomy + DCB • Assessing clinical pathway  90

Driving growth in atherectomy  Jetstream® Atherectomy System  • Front-cutting atherectomy system  • Cuts through multiple morphologies:  Calcium, plaque and thrombus  • Only device with active aspiration:  Aspiration minimizes downstream debris  Differentiation in fastest-growing PI segment  • Two platforms: Jetstream and Rotablator™  • Solutions for multiple lesion types & locations  • Innovating for new types of lesions and vessel beds, including mature thrombus  Rotablator™Rotational  Jetstream® Atherectomy System Atherectomy System  91

Thrombectomy poised for explosive growth

Boston Scientific

Angiojet® Thrombectomy System

Market-leading thrombectomy technology (>50% share)

- Aspiration and PowerPulse lytic delivery
- Launching dedicated DVT catheter* in 2016
  - Large vessel catheter
  - 4x power for efficient thrombus removal



DVT offers enormous growth opportunity

- More than 1 million diagnosed worldwide annually
- Can lead to dangerous pulmonary embolism or post thrombotic syndrome
- ATTRACT Trial comparing aggressive therapies to compression stockings and anticoagulants (mid 2017)


Pre-procedure Venogram
Final result Angiojet +PTA

92

 Innovating in $1.5B interventional oncology market Double-digit growth in shift from enabling to therapeutic technologies Enabling technologies Drug-eluting microspheres* Direxion™ Interlock™ Fibered Microcatheter IDC™  Detachable Coils • Direxion™ Microcatheter • Pre-loaded with chemotherapeutic agent World’s first torqueable microcathetertruly • Longer drug release possible by leveraging • Interlock™ Fibered Coils bioresorbable polymer from SYNERGY™ Stent Detachable embolization coil • Expect FIM in early 2016 93

 Innovative renal denervation study currently enrolling Innovative renal denervation study currently enrolling REDUCE-HTN REINFORCE Study Vessix™ Renal Denervation System • Novel device study intended to isolate effects • Built on familiar balloon-based, OTW platform of renal denervation with the Vessix™ System • Electrodes mounted in a helical pattern • Medication washout through primary endpoint • 1st patient enrolled April 2015 • Bipolar system designed to deliver energy (~1 watt) between a pair of electrode poles • Study results enable future global trials 94

Unparalleled breadth of portfolio in PI  • Peripheral vascular represents a large, under-diagnosed & under-treated market  – BSX has the broadest and most differentiated portfolio in the industry  – Uniquely positioned to meet the needs of varying physician types in the space  – Room for innovation within peripheral interventions  • Technologies designed to enable better outcomes and reduced healthcare costs  – Drug-Eluting SFA Stent - Data from MAJESTIC show tremendous potential of Eluvia DES  – Drug-Coated Balloons - Boston Scientific well-positioned with Ranger DCB and Lutonix®  – Atherectomy - Jetstream and Rotablator create differentiation in fastest-growing PI category  – Thrombectomy – BSX clear leader; ATTRACT trial expected to drive significant growth  – Interventional Oncology - Strong portfolio with novel R&D programs  • Confident in our Vessix™ platform and the future of renal denervation  95

References  Slide 2:  *Growth in constant currency. For reconciliations of non-GAAP financial measures to the most directly comparable GAAP figures, please refer to the Investor Relations section of our website at www.bostonscientific.com  1. *$4B represents the segments of the market where we currently compete; there are adjacent spaces totaling $2B, which could     make the total addressable market $6B  Slide 3:  1. Comparison of global estimates of prevalence and risk factors for peripheral artery disease in 2000 and 2010: a systematic review and analysis Fowkes, F Gerald R et al. The Lancet , Volume 382 , Issue 9901 , 1329 - 1340.  Image Sources: 123RF.com  2-3. US Figure: Venous thromboembolism: a public health concern. Beckman MG, Hooper WC, Critchley SE, Ortel TL. Am J Prev Med. 2010 Apr;38(4 Suppl):S495-501. doi: 10.1016/j.amepre.2009.12.017.  Europe Figure: Cohen AT, Agnelli G, Anderson FA, Arcelus JI, Bergqvist D, Brecht JG, Greer IA, Heit JA, Hutchinson JL, Kakkar  AK, Mottier D, Oger E, Samama MM, Spannagl M; VTE Impact Assessment Group in Europe (VITAE). Venous thromboembolism (VTE) in Europe. The number of VTE events and associated morbidity and mortality. Thromb Haemost. 2007 Oct;98(4):756-64.  4. American Cancer Society http://www.cancer.org/cancer/livercancer/detailedguide/liver-cancer-what-is-key-statistics  5. Kearney et al. Lancet 2005; 365:217-23.  Image Source: 123RF.com  Slide 6:  1. Lutonix is a registered trademark of CR Bard Inc. US distribution only  96

Cardiovascular Interventional Cardiology Kevin Ballinger Senior Vice President and President, Interventional Cardiology

Interventional Cardiology: Broadest portfolio for the most complex patients

Boston Scientific

Market Growth Drivers

- Aging population / demographics
- Diabetes
- Global healthcare access
- Complex PCI
- Structural therapies



BSX Innovation Highlights

- SYNERGY™ Stent System
- Fully resorbable stents
- Polaris™ Imaging System / FFR
- Complex PCI care
- Structural heart

2015-19 est. CAGR +3-5%

2014	Market		BSX	
	Size	Growth	Share ↑	Growth*
	$9.6B	+5%	#2	+5%

98 *Growth in constant currency.

2015 – 2019 market CAGR assumes +0-2% growth in Complex PCI and +15-20% in Structural Heart.

Large patient populations, many disease states

Boston Scientific

Advanced PCI/Complex Coronary Care | **Structural Heart**

Percutaneous Coronary Intervention (PCI)	Chronic Total Occlusions (CTO)	PCI Guidance	Aortic Stenosis	Stroke Prevention (AFIB)	Hypertension
					
~4.5M patients undergo PCIs worldwide annually[1]	**>20%** U.S. patients with CTOs are not treated with PCI[2]	**~15%** interventions WW utilize PCI Guidance[1]	**~3%** U.S. adults have severe aortic stenosis[3]	**+5M** Afib patients in U.S.[4]	**>10M** medically refractory hypertensive patients in the US[5]

	Legacy IC - Complex Coronary	Structural Heart	Hypertension	Total
Market Size	$8.1B	$1.5B	$50M	$9.6B
2014 Growth	+1%	+35%	–	+5%

99

Broadest IC portfolio driving share gains

Boston Scientific

Conventional

PCI Conventional


Synergy™ & Premier™ DES


Rebel™ BMS


Emerge™ PTCA balloon


Guiding catheters

Complex Tools

Advanced PCI


CTO solutions


Rotablator™ atherectomy system


Cutting balloons


Embolic protection

Growth Segments

PCI Guidance


Polaris™ Imaging System


OptiCross™ Catheter


FFR

Hypertension



VESSIX™ renal denervation system

Structural Heart


LOTUS™ aortic valve

Stroke Prevention (AFIB)


WATCHMAN™ left atrial appendage closure device

100

Improved performance in U.S. DES & IC broadly WW Total IC  U.S. DES Share Drivers Revenue Growth* • U.S. DES market 10% leadership led by PROMUS Premier™ 8% 8% stent + 400 basis points • We expect SYNERGY™ stent launch to widen U.S. DES leadership • Market leader in 1% 1% treating patients with complex PCI  2013  2014  Q1 14 Q2 14 Q3 14 Q4 14 Q1 15 • Differentiated portfolio & improved sales U.S. DES share gains, complex PCI + Structural Heart execution performance, improved sales execution driving above-market growth in IC • Structural Heart growth 101 *Growth in constant currency.  101

SYNERGY™ Everolimus-eluting stent: First bioabsorbable polymer DES in the U.S. 102

SYNERGY™ Everolimus -eluting stent: Outstanding early clinical results Heal with confidence PROMUS Element™  0.6% Plus Stent (N=5) System P=0.50  SYNERGY™  0.4% N=1* Stent (N=3) Arterial Wall (probable) SYNERGY™  Promus PREMIER™ Acute (<1 day)  Stent Stent Subacute (2-30 days) Late (30 days – 1 year) “Complete and ZERO definite ST events Thin struts, smooth coverage was in SYNERGY arm abluminal coating observed over all struts after 24 hours2 at 2 months” 1 • Abluminal polymer is gone soon after completion of drug elution at 3 months • Freedom from long-term polymer exposure • Superior deliverability 103

Significant investment in SYNERGYTM DES clinical science: Approximately 15,000 patients 104

Global commercial momentum with U . S .  Europe  CE Mark Q1:2015: 27% revenue mix at exit SYNERGY™ stent expected to be the   Q1:2014 – >50% in 10 focus EU countries first bioabsorbable polymer stent in the    Not launched: France, Germany U.S.    Q4:2015E: Launch in France and Russia FDA Approval  Q4:2015E    Japan  approval  H1:2016E Latin  America   Q1:2015 Mexico  approval  Asia   Launched in  Singapore, India,  Hong Kong,  Malaysia,  Philippines,  Thailand in 2014   China launch est.  2018 South America Approval  Launched in Chile, Brazil 2014 Australia 105  Full launch mid-2015E

Portfolio approach to stent leadership Promus PREMIER™  SYNERGY ™  Fully Resorbable Durable Polymer Drug-  Next Generation Scaffold Eluting Stent Bioabsorbable Polymer Next Generation FRS Coated DES Fully Absorbable Scaffold Technology 106

PCI Guidance: POLARIS™ Multi-Modality System to drive growth > market PCI Guidance Market FFR Mid-single- FFR digit growth driven by FFR IVUS IVUS POLARIS™ Multi-modality System  FFR and IVUS Products Intuitive interface in both mobile & installed versions Cardiology, Peripheral, and EP offerings 107

Positioned for Interventional Cardiology leadership • Broadest portfolio for treating the most complex disease patients • Promus PREMIER™ stent U.S. share gains  + Complex PCI portfolio + Structural Heart launches = Total IC revenue +5% 2014, +8% Q1:15 • SYNERGY™ Stent US/Japan approvals and clinical investment to continue momentum • Imaging pipeline will drive above-market growth in PCI guidance market • Positioned for success in fast-growing Structural Heart market 108

 References Slide 2: 1. Growth in constant currency. For reconciliations of non-GAAP financial measures to the most directly comparable GAAP figures, please refer to the Investor Relations section of our website at www.bostonscientific.com Slide 3: 1. PCI volumes & PCI guidance prevalence- BSC Internal Estimates 2. CTO - Grantham, et al, J Am Coll Cardiol Intv 2009;2:479– 86.; Image Source Shutterstock.com, 29Dec2014  3. Aortic stenosis - Circulation 209:119:480-486.; Image Source: Shutterstock.com, 29Dec2014  4. Stroke Prevention (AFIB) - Go AS. et al, Heart Disease and Stroke Statistics—2013 Update: A Report From the American Heart Association. Circulation. 2013; 127: e6-e245 5. Hypertension - Circulation 2010;121:e46 – e215; Image Source: Shutterstock.com, 29Dec2014  Slide 5: 1. Growth rates are constant currency. Slide 7: 1. OCT Presented by J. M. de la Torre, MD at TCT 2014 2. EVOLVE II Clinical Trial. Presented by Dean J. Kereiakes, MD at AHA 2014. *Occurred on day 6. ST rates were equivalent when analyzed in an intent-to-treat or per protocol manner.  Slide 8: The SYNERGY™ stent is an investigational device and for sale in the US. CE Mark Approved 2012. Boston Scientific is not responsible for the collection, analysis or reporting of the investigator-sponsored research output which is the sole responsibility of the investigators. Boston Scientific’s -sponsored research is limited to providing financial support for research thatinvolvement  investigator advances medical and scientific knowledge about our products. Indications, contraindications, warnings and instructions for use can be found in the product labeling supplied with each device.  109

Cardiovascular Structural Heart Kevin Ballinger, Joe Fitzgerald Keith Dawkins, M.D., Ken Stein, M.D.

Well positioned for Structural Heart opportunity • Large and growing market; $1.5B+ 2014 headed to $4B+ by 2020 – Lotus™ TAVR System and Watchman™ Left Atrial Appendage closure device – Exploring opportunities in mitral valve disease • BSX has differentiated technology in both TAVR and LAAC • Lotus TAVR System: accelerating development with strong pipeline – REPRISE III IDE trial represents both extreme and high risk patients – U.S. launch YE 2017 with Lotus 3rd generation technology • Watchman has multi-year lead on competition in the U.S. – Watchman FLX™ launching EU H2:15 • Extensive platform development through 2017 • SH WW revenue goals: $75-100M in 2015, $175-200M in 2016 111

Lotus™ TAVR Platform

Lotus™ TAVR Platform Launching in 50 countries by YE 2015 Over 2,000 implants and accelerating everyday US clinical trial Lotus in most to complete CE Mark Japan clinical enrollment countries trial starts Q4:15 H2:15 Strong launches in LA in 2015 Opening key accounts in Asia Establishing a global footprint for Lotus 4

Strong uptake with Lotus™ TAVR  Lotus share in launched accounts1 35%  • Controlled launch focused on 32%  physician training 30% • Launched in 1/3 of EU TAVI accounts 25% 22% 20%  • Strong reorder rate at over 97% 15%  14% • Lotus share launched accounts >30%1 10% • EU’s fastest growing transfemoral 5% aortic valve 0% Q1 2014  Q3 2014  Q1 2015 114

Rapidly iterating our TAVR pipeline  • Direct aortic indication and dedicated transaortic sheath in EU H2:15 • Next gen low profile ES Safari wire launching in H2:15 • Rapidly iterating portfolio and delivery system • Launching Lotus Gen 3 in EU YE 2015 and in US YE 2017 Lotus today Lotus NG System (Gen 2) (Gen 3) 23, 25, 27 mm  21*, 23, 25, 27, 29* mm Adaptive seal  Adaptive seal 18Fr. sheath  14Fr sheath compatible compatible  Flexible delivery Pre-shaped  system delivery system  115

Lotus™ TAVR platform: Leading innovation, control defined “Know your result before valve release” Defined for control to result in: • Precise & accurate placement • Controlled mechanical expansion • Fully repositionable any time before release • 100% recapture even after full deployment • Completely predictable procedure Designed for unparalleled hemodynamic stability: • Early valve function • No rapid pacing • No valve migration • No ectopic deployment • No valve embolization • No coronary obstruction • No valve-in-valve • No incomplete apposition 116

Lotus™ TAVR platform: Provides stability and predictability 117

BSX first to deliver innovation to minimize PVL

Boston Scientific

Lotus™ TAVR platform has demonstrated excellent PVL data

Patients with mod/severe PVL (%)



24.2%
N=236
9.0%
N=390
6.7%
N=60
4.0%
N=60
3.8%
N=1504
0.6%
N=250
SAPIEN XT PARTNER II, Inop[1]
CoreValve High Risk[2]
CoreValve Evolut R[3]
Portico CE Study[4]
SAPIEN 3[5]
LOTUS REPRISE II & EXT[6]



Adaptive seal

The unique Lotus **Adaptive seal** expands to seal the annulus or LVOT



Lotus

PVL defines late outcome after TAVR. Valves without a seal may allow leaks to occur between the diseased annulus and the valve frame



Competitor

118

Results from different clinical investigations are not directly comparable. Information provided for educational purposes only.

3 Drill down: RM OM expansion 2015-2017 2013A 2014A 2017E Longer term goals 10.3% 13.4% 20%+ 25% Rhythm Management Adjusted OM •Gross Margin (~400 bps) –5-10% annual standard cost reductions –New platform launches •Emblem™ S-ICD •Accolade™ pacemakers •New EP catheters –Plant network optimization •EP manufacturing from Northern California to Costa Rica •Completed by end of 2015 •Operating Expenses (~300 bps) –SG&A and R&D productivity •CRM & EP integration synergies •Leverage in EP •Improved R&D productivity •Ongoing optimization efforts Drivers going forward 138 4 Where are we going? Guidance 2015E Goals 2016E Goals 2017E Goals 2018-2019E Organic Revenue +3-5% +3-6% +3-5% +3-7% Operational Revenue +5-8% with AMS & Bayer Int. +5-9% with AMS Upside from potential M&A Adjusted Op. Margin 22.0-22.5% ~150 bps 25%+ 50-100bps annually Adjusted EPS $0.88-0.92 +5%-10% +13%-17% ex FX target double digit growth ex-FX Mid-single digit growth company with differentiated margin expansion, driving double-digit adjusted EPS growth (excluding FX) 143

Watchman™ Left Atrial Appendage Closure Platform

Watchman™ LAAC platform: Global market opportunity



~15 million
patients with atrial fibrillation
~7.5 million
with $CHADS_2 \geq 2$
~2.5 million
target patients
~50,000
procedures / year
~50%
with $CHADS_2$ score ≥ 2
~30-40%
have reasons to seek alternative
~2-4%
annual prevalence penetration

~$500M+ global market opportunity by 2019

121

WATCHMAN™ IFU & patient selection criteria  Rationale for seeking an Indication  alternative to warfarin: • The WATCHMAN Device is indicated to • A history of major bleeding while taking reduce the risk of thromboembolism therapeutic anticoagulation therapy from the left atrial appendage in patients with non-valvular atrial • The patient’s prior fibrillation who: anticoagulation (if applicable), – Are at increased risk for stroke and systemic embolism based on CHADS2 • A medical condition, or CHA2DS2-VASc scores and are occupation, or lifestyle recommended for anticoagulation placing the patient at therapy;  high risk of major – Are deemed by their physicians to be  bleeding secondary suitable for warfarin; and  to trauma. – Have an appropriate rationale to seek a non-pharmacologic alternative to warfarin, taking into account the safety and effectiveness of the device compared to warfarin  122

WATCHMAN™ U.S. -out plans next 3-5 years roll Physician training program U.S. Launch staging • 2015 Site selection  – 50 clinical trial sites – 50 additional specialized centers Online training  • 2016+ targets – 500+ high volume AF/VT Live fundamentals ablation centers training – 350+ structural heart centers • 5 years post launch Initial cases – 400-500 Watchman implanting centers 123

 WATCHMAN™ U.S. reimbursement underway REIMBURSEMENT = Coding + Coverage + Payment Rates • Coding and Payment rates in place: DRG 250 and 251 • CMS proposing new DRGs 273 and 274 and 20% payment increase • Applied for new technology add-on payment for 2015 • Proactively working with CMS and societies on coverage pathway • Exploring both local and national coverage options 124

Next gen WATCHMAN FLX™ LAAC device • EU/Asia Pacific launch H2:15 • US clinical enrollment begins H1:16 May be partially recaptured into a ball shape and advanced into LAA Closed distal end with Fluoro marker WATCHMAN FLX 27mm WATCHMAN 27mm Can treat LAA ostium range of 15-32mm Requires less LAA depth 125

 Future Watchman™ studies • PREVENT PAS – Post-approval study for the Gen 2.5 device in the U.S. – Target YE:15 to begin enrollment • FLX EU PAS – Mandated Post-Approval Study for FLX in the EU – Target YE:15 to begin enrollment • PINNACLE FLX IDE – IDE study for approval of FLX in U.S. and Japan – Target H1:16 to begin enrollment • ASAP II IDE – Global randomized trial of warfarin-intolerant patients using FLX – Target H1:16 to begin enrollment • EWOLUTION II –“Real World” utilization and outcomes registry in EU using FLX  – Target H1:16 to begin enrollment 126

 Well positioned for Structural Heart opportunity • Large and growing market; $1.5B+ 2014 headed to $4B+ by 2020 – Lotus™ TAVR System and Watchman™ Left Atrial Appendage closure device – Exploring opportunities in mitral valve disease • BSX has differentiated technology in both TAVR and LAAC • Lotus TAVR System: accelerating development with strong pipeline – REPRISE III IDE trial represents both extreme and high risk patients – U.S. launch YE 2017 with Lotus 3rd generation technology • Watchman has multi-year lead on competition in the US – Watchman FLX™ launching EU H2:15 • Extensive platform development through 2017 • SH WW revenue goals: $75-100M in 2015, $175-200M in 2016 127

References Slide 5: 1. BSC Internal estimates Slide 6: *Trial expected to begin Q4:15, expected EU launch H2:16 Slide 9: 1. Leon M, ACC 2013. 2. Adams D, N Engl J Med 2014; 370: 1790-98. 3. Meredith, ACC 2015. 4. Manoharan, et al. TCT 2014.  5. Khodali, S, ACC 2015 .  6. Ian Meredith, PCR London Valves 2014.  Results from different studies not directly comparable. Information provided for educational purpose only 128

Financials Dan Brennan

 We are pleased but not satisfied • Tracking at or ahead of our financial goals issued February 2013 – A company that delivers on its commitments • Executing well on the three pillars of our financial brand: 1) Consistent operational revenue growth • Now 8 consecutive quarters 2) Differentiated adjusted operating margin expansion opportunity • On track for 25% in 2017 3) Top tier adjusted earnings growth • Double-digit adjusted EPS growth excluding FX • Additional opportunity in 2017+ – High performance culture drives continuous improvement – Building the company for sustained, long-term success – Strategic plan is compelling and achievable 130

What we said: February 2013 goals  Feb 2013 Feb 2013  Investor Day Investor Day  Guidance  Goals  2013 2013 Actual 2014- 2015 2014 Actual 2015E* Operational Low-single (2%) to 2% 2% 6% +5% Revenue digit Improve by Adjusted  18% to 19% 18.9% +100 bps 20.2%  22.25% op. margin annually Mid – High $0.88-0.92 Adjusted $0.64 to $0.73 $0.84 Single digit +5%-10% EPS $0.70 +11% +15% growth +13%-17% ex FX Adjusted Strong Strong $1.26B $1.19B $1.3B FCF cash flow cash flow +6% 131 *2015E represents guidance midpoint

2014 Strong performance Business 2014 Sales Growth vs. Y/Y Growth Unit ($M) Market IC $2,092 5% 1 PI 861 7% CRM 1,922 2% 2 EP 228 48% Endo 1,343 5% UroWH 542 7% NMD 474 5% WW Total $7,462 6% 2014 Adjusted 20.2% +130 basis points Operating Margin 2014 Adjusted EPS $0.84 +15% 132

2015 Guidance: Continued execution  Measure FY 2015 As Reported Revenue ($M) 7,325 to 7,475 Operational Growth +4% to +6% As Reported Growth -2% to flat vs. FY 2014A Adjusted Gross Margin 71% to 72% +30 bps to +130 bps Adjusted SG&A % of Sales 36.5% to 37.5% -140 bps to -40 bps Adjusted R&D % of Sales 11% to 12% -10 bps to +90 bps Adjusted Operating Margin 22.0% to 22.5% +180 bps to +230 bps Adjusted Tax Rate 13% to 15% Adjusted EPS $0.88 to $0.92 GAAP EPS $0.32 to $0.38 133

Gross margin driving operating margin expansion  Gross Margin Expansion   Adjusted GM: 2012 - 2015E  Key drivers of GM   • Reduce standard costs of existing products   by 5-10% annually  71.5%   70.7%  • Value Improvement Programs (VIP) 69.7%  • Plant Network Optimization (PNO) 67.8%   • Vendor partnerships   • Launch new products with accretive gross   margins   • Sustaining engineering investments on   high-volume / low margin products   • Reduce “Other Cost of   • Scrap from new product transitions, etc. 2012A 2013A 2014A 2015E*   134 *2015E represents guidance midpoint

SG&A investments drive sales growth and leverage in 2015+ Adjusted SG&A Rate 2012 - 2015E SG&A Improvement Initiatives • Global Shared Services 37.9% • Shifting & growing capabilities to low-cost locations 37% 36.8% • Facility optimization • Integrate acquisitions quickly and reduce 34.6% facility footprint • Leverage growth in Structural Heart • Commercialization/growth of Lotus™, Watchman ™ drives leverage • Procurement, travel, transportation • Benchmark policies 2012A 2013A 2014A 2015E* • Cultural shift in spending 135 *2015E represents guidance midpoint

Adjusted OM improvement 2012-2014



18.8%
-100bps
• Med Device Tax impact ~$75M or ~$0.05 to adj. EPS
17.8%
• Investments in our Structural Heart franchise (Lotus and Watchman)
• Emerging Markets build-out
-230bps
• Launch accretive new products
• 5-10% standard cost improvements annually
• Optimize plant networks
+290bps
+120bps
• Expanded outsourcing
• Earlier go/no go decisions
• Establishment of R&D centers of excellence
+60bps
• Renegotiated a major royalty agreement in Q2:14
20.2%
22.25%
2012A
Med Device Tax
2012 Ex Med Device Tax
SG&A
Gross Margin
R&D
Royalties
2014A
2015E*

*2015E represents guidance midpoint

136

Each segment driving adjusted OM improvement Adjusted operating margin 2014 2013A 2014A Y/Y % Cardiovascular 23.8% 26.0% +220bps Rhythm Management 10.3% 13.4% +310bps MedSurg 30.4% 31.6% +120bps 137

3 Drill down: RM OM expansion 2015-2017 2013A 2014A 2017E Longer term goals 10.3% 13.4% 20%+ 25% Rhythm Management Adjusted OM •Gross Margin (~400 bps) –5-10% annual standard cost reductions –New platform launches •Emblem™ S-ICD •Accolade™ pacemakers •New EP catheters –Plant network optimization •EP manufacturing from Northern California to Costa Rica •Completed by end of 2015 •Operating Expenses (~300 bps) –SG&A and R&D productivity •CRM & EP integration synergies •Leverage in EP •Improved R&D productivity •Ongoing optimization efforts Drivers going forward 138 4 Where are we going? Guidance 2015E Goals 2016E Goals 2017E Goals 2018-2019E Organic Revenue +3-5% +3-6% +3-5% +3-7% Operational Revenue +5-8% with AMS & Bayer Int. +5-9% with AMS Upside from potential M&A Adjusted Op. Margin 22.0-22.5% ~150 bps 25%+ 50-100bps annually Adjusted EPS $0.88-0.92 +5%-10% +13%-17% ex FX target double digit growth ex-FX Mid-single digit growth company with differentiated margin expansion, driving double-digit adjusted EPS growth (excluding FX) 143

Adjusted OM expansion outlook 2015-2017 28-30%  25% ~+150bps ~+150bps 22.25% • Reduce SG&A  20.2% • Drive R&D • Launch productivity accretive new  18.9% products  • Reduce  adjacency • 5-10% dilution 17.8%1  standard cost  improvements • Expand annually outsourcing/  offshoring • Optimize plant networks • Lean business  initiatives • AMS benefit  • AMS benefit   2012A 2013A 2014A 2015E* Gross Margin Operating 2017E Longer      Expenses  term        goals 139 *2015E represents guidance midpoint

Continuous improvement: Beyond target 25% adjusted OM Ongoing profitability improvement efforts • Plant Network Optimization • Structural Heart leverage • Continued Rhythm Management adjusted OM improvement • Lean business processes • Quality initiatives • R&D productivity leverage • SG&A leverage – Diminished adjacency dilution – G&A benchmarking  140 *2015E represents guidance midpoint

Quality Best4 strategy: Top performance in compliance, product outcomes, efficiency, and agility Compliance Outcomes Average FDA 483s Per Inspection (2011-2014) Boston Scientific Annual Field Actions 483 Per Inspection 78% # Field Actions Efficiency Agility Achieving Benchmark Cost Quality System Simplification Examples Quality CAPA documents Inventory cycle-time 2.4% Competitors BSC 25%+ Quality Spend as % of Sales 25 Days 50% 141

Near term capital allocation priorities: Preserve strong balance sheet, acquisitions Strong Cash Flow Adjusted FCF: 2012 - 2015E Capital Allocation Priorities • Maintain flexibility / debt repayment – Manage contingencies/litigation $1.3B+ $1.261B – Preserve strong balance sheet $1.186B • Acquisitions $1.15B – Strong strategic fit – Compelling financial returns: – NPV & IRR; EPS accretion; ROIC; Revenue Growth • Stock buyback – Program suspended for the next 12-18 months 2012A 2013A 2014A 2015E 142

Where are we going?

Boston Scientific

	Guidance 2015E	Goals 2016E	Goals 2017E	Goals 2018-2019E
Organic Revenue	+3-5%	+3-6%	+3-5%	+3-7%
Operational Revenue	+5-8% with AMS & Bayer Int.	+5-9% with AMS	Upside from potential M&A	
Adjusted Op. Margin	22.0-22.5%	~150 bps	25%+	50-100bps annually
Adjusted EPS	$0.88-0.92 +5%-10% +13%-17% ex FX	target double digit growth ex-FX		

Mid-single digit growth company with differentiated margin expansion, driving double-digit adjusted EPS growth (excluding FX)

143

We are pleased but not satisfied • Tracking at or ahead of our financial goals issued February 2013 – A company that delivers on its commitments • Executing well on the three pillars of our financial brand: 1) Consistent operational revenue growth • Now 8 consecutive quarters 2) Differentiated adjusted operating margin expansion opportunity • On track for 25% in 2017 3) Top tier adjusted earnings growth • Double-digit adjusted EPS growth excluding FX • Additional opportunity in 2017+ – High performance culture drives continuous improvement – Building the company for sustained, long-term success – Strategic plan is compelling and achievable 144

 References ** All numbers are Non-GAAP and exclude goodwill and other intangible asset impairment charges, acquisition and divestiture-related net credits, litigation, and restructuring-related charges, discrete tax items and amortization expense. For reconciliations of non-GAAP financial measures to the most directly comparable GAAP figures, please refer to the Investor Relations section of our website at www.bostonscientific.com Slide 4: All numbers are in constant currency. 1. Excluding Bayer Interventional 2. Excluding Bard EP Slide 11: 1. Adjusted for estimated impact of Medical Device Tax (~100bps), based on actual 2013 impact . 145

Q&A

Wrap Up Mike Mahoney, President & CEO

Lives Transformed Our commitment to helping people live longer, healthier lives leads to millions of lives transformed. 148

149 Thank you

Supplemental Non-GAAP Disclosures Twelve Months Ended December 31, 2014, 2013, & 2012 150

Supplemental Non-GAAP Disclosures Twelve Months Ended December 31, 2014, 2013 151

Supplemental Non-GAAP Disclosures Twelve Months Ended December 31, 2012, 2011 152

Supplemental Non-GAAP Disclosures Twelve Months Ended December 31, 2014, 2013 153

Supplemental Non-GAAP Disclosures Twelve Months Ended December 31, 2014, 2013, & 2012 *Certain prior year cash outflows from net share settling employee equity awards to satisfy their tax withholding requirement have been reclassified from an operating activity to a financing activity within our condensed consolidated statements of cash flows. Amounts reclassified from operating to financing activities on the cash flows were not material. 154

Supplemental Non-GAAP Disclosures Twelve Months Ended December 31, 2014 & 2013 155

Supplemental Non-GAAP Disclosures Twelve Months Ended December 31, 2014, 2013, & 2012 156

Supplemental Non-GAAP Disclosures Twelve Months Ended December 31, 2014 & 2013 157

Supplemental Non-GAAP Disclosures Twelve Months Ended December 31, 2017 Estimate 158

Supplemental Non-GAAP Disclosures Twelve Months Ended December 31, 2014 159

Use of Non-GAAP Measures To supplement Boston Scientific’s consolidated financial statements presented on a GAAP basis, the Company discloses certain non-GAAP financial measures, including adjusted net income and adjusted net income per share that exclude certain amounts. These non-GAAP financial measures are not in accordance with generally accepted accounting principles in the United States. The GAAP financial measure most directly comparable to adjusted net income is GAAP net income and the GAAP financial measure most directly comparable to adjusted net income per share is GAAP net income per share. A reconciliation of the non-GAAP financial measures included in this document to the corresponding GAAP measures is included in Boston Scientific’s most recent earnings release filed with the SEC on Form 8-K. In addition, an explanation of the ways in which Boston Scientific management uses these supplemental non-GAAP measures to evaluate its business, and the substantive reasons why Boston Scientific management believes that these non-GAAP measures provide useful information to investors is included under “Use of Non-GAAP Financial Measures” in the Company’s most recent earnings release filed with the SEC on Form 8-K. This additional non-GAAP financial information is not meant to be considered in isolation from or as a substitute for financial information prepared in accordance with GAAP. 160